Background of Company	12 Months Ended
Dec. 31, 2013
Background of Company

Note 1 Background of Company

Intelsat S.A. (the “Company”, “we”,” us” or “our”) provides satellite communications services worldwide through a global communications network of over 50 satellites in orbit as of December 31, 2013 and ground facilities related to the satellite operations and control, and teleport services.

On March 30, 2012, Intelsat Global S.A. (“Intelsat Global”), a former subsidiary of the Company, and certain of its subsidiaries engaged in a series of transactions that resulted in Intelsat Global Holdings S.A. (“Intelsat Global Holdings”), a new holding company, acquiring all of the outstanding shares of Intelsat Global. As a result, Intelsat Global became a wholly-owned subsidiary of Intelsat Global Holdings, and all of Intelsat Global Holdings’ equity became beneficially owned by the former shareholders of Intelsat Global in the same proportions as such shareholders’ former ownership in Intelsat Global. Further, on May 31, 2012, Intelsat Global merged with and into Intelsat Investment Holdings S.à r.l, a direct, wholly-owned subsidiary of Intelsat Global Holdings.

On April 16, 2013, the name of the Company was changed from Intelsat Global Holdings S.A. to Intelsat S.A.

Initial Public Offering

On April 23, 2013, we completed our initial public offering, in which we issued 22,222,222 common shares, and a concurrent public offering, in which we issued 3,450,000 5.75% Series A mandatory convertible junior non-voting preferred shares (the “Series A Preferred Shares”), at public offering prices of $18.00 and $50.00 per share, respectively (the initial public offering together with the concurrent public offering, the “IPO”) for total proceeds of $572.5 million (or approximately $550 million after underwriting discounts and commissions). Prior to the consummation of the IPO, each of our former Class A common shares (the “Class A Shares”) was reclassified into one of our common shares and each of our former Class B common shares (the “Class B Shares”) was reclassified into 0.0735 of our common shares. In addition, immediately prior to the consummation of the IPO, an equivalent of a share split was effected by distributing common shares pro rata to existing holders of our common shares, so that each existing holder received approximately 4.6 additional common shares for each common share owned at that time (together, the “IPO Reorganization Transactions”). The effect of these reclassifications on outstanding shares, potentially dilutive shares and earnings per share (“EPS”) has been retroactively applied to the financial statements and notes to the consolidated financial statements for all periods presented.

The net proceeds from the IPO were primarily used to redeem all of the outstanding $353.6 million aggregate principal amount of the Intelsat Investments 6 1/2% Senior Notes due 2013 (the “Intelsat Investments Notes”) and to prepay $138.2 million of indebtedness outstanding under Intelsat Jackson’s Senior Unsecured Credit Agreement, dated July 1, 2008, consisting of a senior unsecured term loan facility due February 2014 (the “New Senior Unsecured Credit Facility”) (see Note 12—Long-Term Debt).

In connection with the IPO, certain repurchase rights upon employee separation that were included in various share-based compensation agreements of management contractually expired. Also in connection with the IPO, our board of directors adopted the Intelsat S.A. 2013 Share Incentive Plan (the “2013 Equity Plan”) effective April 18, 2013, to provide for equity incentive awards to management and members of the board of directors. See Note 5—Share-Based and Other Compensation Plans for further discussion.

Additionally, in connection with the IPO, in April 2013, a monitoring fee agreement dated February 4, 2008 (the “2008 MFA”) was terminated (see Note 18(b)—Related Party Transactions—Monitoring Fee Agreement).